Warrants payable	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Stockholders' Equity Note [Abstract]
Warrants payable	Warrants Payable
Legacy Warrants
In conjunction with the Loan Facility, the Corporation issued warrants to purchase 1,266,284 shares of the Corporation’s Series D preferred stock at an exercise price of $9.38 per share. On October 5, 2020, the Corporation entered into the Merger Agreement with SCH and simultaneously amended the warrants to be automatically exercisable for common stock in connection with the Business Combination. The warrants were accounted for as derivative instruments, and the initial fair value of approximately $1.2 million, which was calculated using a Black-Scholes based valuation model, was recorded as a discount to the carrying amount of the Loan Facility. This discount was being amortized using the effective interest method over the term of the Loan Facility. The warrants were recorded as liabilities and were being marked to market at each reporting period.
In September 2015, the Corporation issued warrants to purchase 2,100,000 shares of the Corporation’s common stock at an exercise price of $1.04 per share. The warrants were also contingently exercisable for an additional 2,100,000 shares based proportionally on the aggregate principal amounts of additional notes borrowed by the Corporation.
Pursuant to the Merger Agreement, the Loan Facility warrants and the September 2015 warrants automatically converted into 3,484,154 shares of Legacy Clover common stock and, after giving effect to the Exchange Ratio converted into 7,205,490 shares of Class B Common Stock upon the closing of the Business Combination.
Public Warrants and Private Placement Warrants
As a result of the Business Combination, the Corporation assumed, as of January 7, 2021, Public Warrants to purchase an aggregate of 27,599,938 shares of the Corporation’s Class A Common Stock and Private Placement Warrants to purchase an aggregate of 10,933,333 shares of the Corporation’s Class A Common Stock. Each whole Warrant entitled the registered holder to purchase one whole share of Class A Common Stock at a price of $11.50 per share, at any time commencing on April 24, 2021.
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrants payable on the Condensed Consolidated Balance Sheet. The warrant liabilities were measured at fair value at inception and on a recurring basis until redeemed, with changes in fair value presented within change in fair value of warrants payable in the Condensed Consolidated Statement of Operations and Comprehensive Loss. See Note 5 (Fair Value Measurements) for additional information.
On July 22, 2021, the Company issued a press release stating that it would redeem all of its Warrants that remained outstanding on August 23, 2021, the redemption date, for a redemption price of $0.10 per Warrant. On August 25, 2021, the Company announced that it was extending the period during which holders of the Public Warrants could exercise the Warrants to September 9, 2021, at which time any unexercised Public Warrants would be redeemed at a price of $0.10 per Warrant. Payment upon exercise of the Warrants could be made either (i) in cash, at an exercise price of $11.50 per share of Class A Common Stock or (ii) on a “cashless basis” in which the exercising holder received 0.249 shares of Class A Common Stock per Warrant shares of Class A Common Stock.
Prior to the redemption date, 33,932 Public Warrants were exercised for cash, and 26,716,041 were exercised on a cashless basis in exchange for an aggregate of 6,685,865 shares of Common Stock, in each case in accordance with the terms of the Warrant Agreement, representing 96.9% of the Public Warrants. In addition, all of the Private Placement Warrants were exercised on a cashless basis in exchange for an aggregate of 2,722,399 shares of Common Stock, in accordance with the terms of the Warrant Agreement. Total cash proceeds generated from exercises of the Public Warrants were $0.4 million. The remaining unexercised 849,965 Public Warrants were redeemed by the Corporation for $0.1 million. In connection with the redemption, the Public Warrants were delisted, and no Warrants were outstanding at September 30, 2021.
Warrants payable
In conjunction with the Loan Facility effective March 21, 2017, the Corporation issued warrants to purchase 2,618,770 shares of the Corporation’s Series D preferred stock at an exercise price of $4.5346 per share, which expire on September 30, 2027. The warrants are exercisable at any time and up to the expiration date. Per the original terms, in the event of an automatic conversion of the preferred stock prior to the exercise of the warrants, the warrants shall be exercisable in common stock. On October 5, 2020, the Corporation entered into the Merger Agreement with SCH and simultaneously amended the warrants to be exercisable in common stock based on the merger event with SCH. See Note 26 (Subsequent events) for additional information on the merger event. Additionally, the original strike price of the warrants changed from $4.5346 per share to $0.
The warrants were accounted for as derivative instruments and the initial fair value of approximately $1.2 million, which was calculated using a Black-Scholes based valuation model, was recorded as a discount to the carrying amount of the Loan Facility. This discount is being amortized using the effective interest method over the term of the Loan Facility. The warrants were recorded as liabilities and are being marked to market at each reporting period.
In September 2015, the Corporation issued warrants to purchase 4,342,956 shares of the Corporation’s common stock at an exercise price of $0.5039 per share which expire on September 2, 2022. The warrants are exercisable at any time up to the expiration date. The warrants are also contingently exercisable for an additional 4,342,956 shares based proportionally on the aggregate principal amounts of additional notes borrowed by the Corporation. As a result of the Merger Agreement, the warrants automatically convert into common stock based on the merger event with SCH. The warrants are being recorded at fair value and are reflected as liabilities on the Corporation’s Consolidated Balance Sheets at each reporting period. See Note 5 (Fair value measurements) for additional information.